EXHIBIT 10.4

            Restated and Amended Funding Agreement and Secured Revolving Credit
                Agreement between Teakwood Ventures, LLC and orbitTRAVEL.com
                                   Corporation



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                         RESTATED AND AMENDED FUNDING AGREEMENT AND
                             SECURED REVOLVING CREDIT AGREEMENT

     AGREEMENT, dated as of October 27, 2000 between Orbitravel.com Corporation, a Delaware corporation (the "Company") and Teakwood Ventures, LLC, a Delaware limited liability company ("you" or "Teakwood").

     1. Authorization of Notes; Warrants. In order to finance the working capital requirements of the Company, Company has duly authorized the issue and sale of (a) its common stock in the aggregate amount of $750,000 representing the purchase price for 19.8% of the outstanding common stock of the Company calculated on a fully diluted basis with anti-dilution rights (b) its secured revolving credit note (the "Secured Revolving Credit Note") in the aggregate principal amount of up to $750,000 from time to time outstanding, evidencing Revolving Loans made pursuant to Section 2, in the form of Exhibit A hereto and
(c) its Common Stock Purchase Warrant in the form attached hereto as Exhibit B (the "Warrant") for the purchase of up to 20% of the outstanding common stock of the Company calculated on a fully diluted basis at a no pay exercise price.

     2. Security Agreement. As security for the obligations of the Company under this Agreement, and to further induce Teakwood to enter into this Agreement, the parties shall enter into the Security Agreement, Financing Statement and Assignment Agreement (the "Security Agreement") attached hereto as Exhibit C.

      3.  Borrowings Under Revolving Notes.

     3A. Revolving Loans. You agree, on and subject to the terms and conditions set forth herein, to make loans (each a "Revolving Loan" and, collectively, the "Revolving Loans") to the Company in the aggregate principal amount of $1,500,000 on the following dates (each, a "Funding Date" and in the following bi-weekly amounts with half of each amount being attributed to a Revolving Loan and the other half being attributable to an equity contribution):

     (i) the principal amount of $355,000 upon the due execution of this Agreement by both Parties (the "Initial Funding Date"); provided, however, that the Company acknowledges the prior extension of credit to the Company by Teakwood prior to the execution of this Agreement in the aggregate principal amount of $345,000 respectively, half of which (namely $172,500) shall be deemed to be an outstanding Revolving Loan of Teakwood to the Company and the other half of which shall be deemed an equity contribution hereunder and subject to the terms of this Agreement.

     (ii) the principal amount of $200,000 on the 15th day of November ("Second Funding Date");

     (iii) the principal amount of $200,000 on the 30th day of November ("Second Funding Date");

     (iv) the principal amount of $200,000 on the 1st day of December ("Third Funding Date");

     (v) the principal amount of $200,000 on the 15th day of December ("Fourth Funding Date");


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     (v) Teakwood  has the  unilateral  right to extend the Fourth  Funding Date until January 15, 2001 if the Company has raised debt and/or equity funding from other sources by the Fourth Funding Date so that the Company is able to meet budget requirements for the subsequent 30 day period.

     3B. Secured Revolving Credit Note. The Revolving Loans made by you shall be evidenced by a single Secured Revolving Credit Note, to be issued to you on the date of the initial Revolving Loan, and to have a principal amount of $750,000. At the time of making of each Revolving Loan and at the time of the making of each payment of principal in respect of a Revolving Loan, you shall make a notation on Schedule I of such Secured Revolving Credit Note, specifying the date and the amount of the related Revolving Loan or payment, as the case may be, provided that your failure to do so shall not limit or otherwise affect any obligation of the Company under this Agreement or any payment of principal of or any interest on any Secured Revolving Credit Note. If necessary to evidence any change in the provisions of this Agreement relating to the Secured Revolving Credit Note and if agreed to in writing by you and the Company, the Company shall furnish a new Secured Revolving Credit Note to you in substitution for Secured Revolving Credit Note previously issued.

     3C. Manner of Borrowings. The Revolving Loan made on each Funding Date shall be $100,000 except for the Initial Funding Date which shall be $177,500 and shall be made on a business day in integrals of $1,000 and shall be on notice, given no later than 11:00 a.m. (Eastern time) on the business day before the date on which the proposed Revolving Loan is to be made, by the Company to you. Each such notice may be by telecopier or e-mail, which shall be confirmed by telephone, specifying the amount of the proposed Revolving Loan and the requested date thereof and the account of the Company to which the proceeds of such Revolving Loan shall be credited. On each Funding Date, upon receipt of notice as herein provided, and upon satisfaction of the conditions set forth in
Section 3F and the other conditions in this Agreement, you shall make available to the Company in immediately available funds (provided that the conditions have been satisfied at or before the close of business on the preceding day), the proceeds of such Revolving Loan.

     3D. Interest on Revolving Loans. The unpaid principal amount of each Revolving Loan shall bear interest from the date of borrowing to the date of payment thereof calculated in respect of each period at a rate per annum equal to 12%.

     3E. Repayment of Revolving Loans. The Company may from time to time, at its option, prepay the outstanding amount of the Revolving Loans in whole or in part. In the case of each prepayment under this paragraph, the principal amount of the Revolving Loans to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date, without premium or penalty. Notwithstanding the foregoing, the outstanding principal amount of the Revolving Loans shall mature and become due and payable on June 30, 2001(with a maximum cure period for non-payment until August 14, 2000), together with interest on such principal amount accrued to such date, without premium or penalty, unless otherwise extended by you as more fully set forth in the Security Agreement and the rate of even date herewith.

     3F. Conditions to Revolving Loans. Your obligation to make a Revolving Loans on the applicable Funding Date and any subsequent Funding Dates set forth herein in Section 3A is subject to the satisfaction of the following conditions on the respective dates as shown below:

     (1) the Company shall not be in breach of any of its obligations hereunder as determined in the sole discretion of Teakwood;



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     (2) the Company  shall have  executed and delivered its Warrant to purchase
20% of the shares of the Company's common stock in the form attached hereto as Exhibit B in accordance with the terms set forth in Section 1 hereof;

     (3) if requested by the Company, the Company shall have taken all necessary corporate action to elect two of Teakwood's appointees to the Company's Board of Directors which shall be no greater than five members at any time and the Parties shall mutually agree on the fifth director;

     (4) the Company shall keep its expenditures at all times within the budget as attached hereto as Exhibit D (the "Budget") and shall provide you with weekly detailed reports on all expenditures with a comparison with the Budget. Such Budget shall not exceed the amount of funding hereunder unless otherwise agreed by both parties; and

     (5) the Company shall provide you upon signing of this Agreement with an opinion of McLaughlin Stern reasonably satisfactory to you that the Company is current in its SEC reporting requirements.

     (6) the Company shall enter into a letter of intent by December 15, 2000 with XXXX providing that the Company shall act as XXXX official travel agent for XXXX and shall have exchanged drafts for such agreement between them by December 15, 2000 with copies of such documents to be provided by the Company to you by such dates.

     (7) the Company shall enter with XXXX and XXXX into a letter of intent by November 15, 2000 and shall have exchanged draft agreements by December 15, 2000 for joint content distribution and joint revenue sharing by the Company with XXXX and XXXX with copies of such documents to be provided by the Company to you by such dates.

     (8) The Company shall use its best efforts to reach an agreement with Savoretti to convert his consulting agreements to common stock in the amount of $700,000 for an equity interest of 2% with anti-dilution provisions and terminate his security interest against the Company with a settlement amount of no more than $583,250 payable in quarterly equal amounts (the "Settlement Amount"). Said settlement agreement shall also provide that Savoretti will terminate and release his security interest against the Company upon payment of the Settlement Amount.

     (9) the Company shall use its best efforts to reach an agreement with the Orbit Network and Divot Golf/Orbit Travel equity and debt holders to settle all their claims against the Company and/or its subsidiaries by November 30, 2000 in a manner satisfactory to you, and agree to invest by November 30, 2000 a minimum of $500,000 in the Company by said date.

     (10) the Company and David Noosinow shall agree that Noosinow will defer his severance compensation until December 31, 2000 or until such time as he has raised at least $895,000 as paid in capital from the Orbit Network equity and debt holders at which time the Company shall pay out from the proceeds of said working capital the full severance.

     (12) the Company shall close the New York, New York office by September 31, 2001 and will immediately reduce expenses by either the greater of 15% or actual savings by subletting all or a portion of the New York office premises.

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     (13) the Company  shall file the  registration  statements  by November 30,
2000, to register in accordance with SEC requirements all stocks it is currently obligated to register including stock issued to Europe Corporation, Global Systems and Cambridge and shall use its best efforts to have said registration statement declared effective on or before February 28, 2001.

     (14) The Company shall sign up at least 2 customers per month each representing at least $5,000 in revenue annually.

     (15) the Company will not enter into any employment agreements without your consent except as otherwise provided for XXXXX and Robert Gilbert which contracts shall be subject to Teakwood's prior written approval.

     (16) the Company will implement a program to sell classified travel ads by November 14, 2000.

     (17) the Company shall issue two (2) press releases each month provided corporate developments warrant such releases.

     (18) the Company shall hire two (2) information technology and two (2) production personnel by November 30, 2000.

     (19) the Company shall deposit all funding received from you under this Agreement in a bank account with operational controls to be mutually agreed with you, which will provide for your prior written approval by you on any payments over $10,000. All checks or other money transfers by the Company must be co-signed by Joseph R. Cellura and Robert Gilbert, assuming he has been hired by the Company.

     (20) the Company shall provide you immediately upon your request of proof reasonably satisfactory to you of its compliance with each of the foregoing.

     (21) the Company and you shall agree on preliminary budgets for the Company during the term of this Agreement subject to final review and agreement at least 5 business days in advance of any Funding Date for each period following the respective Funding Date except for the budget for the $355,000 to be advanced on the initial Funding Date as attached as a schedule hereto.

     (22) The Company shall enter into an Employment Agreement with Robert Gilbert in a form acceptable to the Company by November 1, 2000 under which he will act as President of the Company.

      3G. Optional Reduction. Upon prior written notice to you at any time, the Company shall have the right to reduce or terminate the unused portion of the commitment to make Revolving Loans hereunder, effective at any time, which notice shall specify the effective date of such termination or reduction and the amount thereof (which shall be in an amount of at least $1,000). On any date on which the commitment shall be so reduced or terminated pursuant hereto, the Company shall forthwith prepay the Revolving Loans to the extent that the aggregate principal amount of the commitment exceeds the aggregate principal amount of the Revolving Loans permitted to outstanding pursuant to paragraph 3A. In addition, the Company may from time to time, at its option, upon prior written notice to you, prepay the outstanding amount of the Revolving Loans in whole or in part. In the case of each prepayment under this paragraph, the principal amount of the Revolving Loans to be prepaid shall mature and become due and payable

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

on the date fixed for such prepayment, together with interest on such principal amount accrued to such date, without premium or penalty.

     4. Default. If any of the following events of default (with the exception of the events of default described on Exhibit D hereto) shall occur:

      a) Any representation or warranty made by the Company in this Agreement and/or the Security Agreement or in any request or certificate of the Company furnished Teakwood hereunder shall prove to have been incorrect in any material respect; or

      (b) The Company shall default in the payment, when due, of any principal of or interest on the Revolving Loans or the Secured Revolving Credit Note or any other sum payable by the Company under this Agreement; or

      (c) The Company shall default in the performance of any other obligation to be performed by it contained herein, or in the Security Agreement or Secured Revolving Credit Note; or

      (d) Any indebtedness for money borrowed, for which the Company or any subsidiary or any guarantor of the Company's obligations to Teakwood is liable, as principal obligor, guarantor, or otherwise, is not paid at its stated maturity or is declared or otherwise becomes due and payable prior to its stated maturity; ok we are already in breach and default of a variety of settlements and obligations which will be scheduled for exhibit to this agreement; or

      (e) Any event of default as defined in any loan or similar agreement to which the Company, any subsidiary or any such guarantor is now or hereafter a party, or any other event thereunder or upon the occurrence of which any holder or holders of indebtedness outstanding thereunder may declare the same due and payable, shall occur and shall continue for more than the period of grace, if any, provided therein; or

      (f) Any such guarantor shall terminate or revoke his, her, or its guaranty or shall take any action to terminate or revoke same; or

      (g) The Company or any of its subsidiaries or any such guarantor shall (i) terminate or suspend the operation of any portion of his, her, or its business as presently conducted; (ii) apply for or consent to the appointment of a receiver, trustee, or liquidator of himself, herself, or itself, or of all or a substantial part of his, her, or its assets; (iii) be unable, or admit in writing his, her, or its inability to pay his, her, or its debts as they full due; (iv) make a general assignment for the benefit of his, her, or its creditors; (v) be adjudicated a bankrupt or insolvent; or (vi) file a voluntary petition in bankruptcy or a petition or an answer seeking reorganization or an arrangement with creditors or to take advantage of any insolvency law or an answer admitting the material allegations of a petition filed against him, her or it in any bankruptcy, reorganization, or insolvency proceeding, or any action shall be taken by it for the purpose of effecting any of the foregoing; or

      (h)  An  order,  judgment,  or  decree  shall  be  entered,   without  the
      application, approval, or consent of the Company or any of its subsidiaries or any such guarantor by any court of competent jurisdiction, approving a petition seeking reorganization of the Company or any such subsidiary or guarantor or appointing a receiver, trustee, or liquidator of the Company or any such subsidiary or any such guarantor or of all or a substantial part of any of their respective assets; or

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      (i)The  Company  shall in any  material  respect  fail to comply  with any statute, rule, regulation, ordinance, order, or other law or judicial decree regarding the Company or its premises or assets; or ok but note that unless we begin immediately on the 3rd quarter we will not make the November 15, deadline which will result in several other defaults this is just money; or

      (j) Teakwood shall believe that the prospect of payment of the Revolving Loans and/or the Secured Revolving Credit Note or the performance of any of the Company's obligations under this or any other agreement with Teakwood is impaired;

      then, and in any such case, Teakwood may declare the principal of and interest accrued on the Secured Revolving Credit Note to be forthwith due and payable, whereupon the same shall become forthwith due and payable and/or Teakwood may (i) immediately terminate its commitment hereunder and/or (ii) declare the principal of and interest accrued on all of the said note to be forthwith due and payable, whereupon the same shall become forthwith due and payable, without presentment, demand, protest, or other notice of any kind, all of which are hereby waived by the Company.

     5. Affirmative Covenants of the Company. The Company covenants and agrees that for so long as any indebtedness under this Agreement shall be outstanding:

     5A. Accounting. As soon as practicable and in any event prior to November 30, 2000, a detailed statement in form and substance satisfactory to Teakwood specifying the use of proceeds of the sum of $2,735,000 realized from investments and/or loans by Teakwood prior to the date hereof. The Company's independent auditors report will substantiate all money spent in the traditional management letter.

     5B. Judgment Creditors. The Company shall have prepared and delivered a true and complete copy of all judgment creditors of the Company and all third parties making claims or threatening litigation against the Company which shall be confirmed by the Company's auditors in connection with the annual audit and detailing the amount and nature of each claim or judgment upon signing this Agreement.

     5C. Travel File. As soon as practicable and in any event prior to November 10, 2000, The Company shall provide to Teakwood a letter from Savoretti confirming that the Company has the right to use and operate on sufficiently commercially advantageous terms Orbit Network's GDS contracts, including without limitation, the "TravelFile" website that provides travel suppliers and Internet users travel planning services, with Amadeus, Sabre, Galileo and World Span, its services agreement with America Online and related furniture and equipment.

     5D. Ordinary Course. The business of the Company and its subsidiaries shall be conducted only in the ordinary and usual course and consistent with past practice and, to the extent consistent therewith, each of the Company and its subsidiaries shall use its best efforts to preserve its business organization intact and maintain its existing relations with customers, suppliers, licensees, employees and other business associates.

     5E. No Sale of Stock. Without your prior written consent not to be unreasonably withheld, Company shall not (i) sell or pledge or agree to sell or pledge any stock owned by it in any of its subsidiaries; (ii) amend its Certificate of Incorporation or Bylaws; (iii) split, combine or reclassify the outstanding common stock of the Company; (iv) declare, set aside or pay any

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dividend payable in cash, stock or property with respect to the common stock; or
(v) adopt a plan of liquidation.

     5F. No Pledge. Without your prior written consent, neither the Company nor any of its subsidiaries shall (i) issue, sell, pledge, dispose of or encumber any additional shares of, or securities convertible or exchangeable for, or options, warrants, calls, commitments or rights of any kind to acquire, any shares of capital stock of any class of the Company or its subsidiaries other than, in the case of the Company, common stock issuable pursuant to options outstanding on the date hereof; (ii) transfer, lease, license, sell, pledge, dispose of or encumber any significant assets other than in the ordinary and usual course of business; or (iii) acquire directly or indirectly by redemption or otherwise any shares of the capital stock of the Company.

     5G. Director Compensation. Neither the Company nor any of its subsidiaries shall establish, adopt, enter into, or make any new grants or awards under or amend, any collective bargaining, bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any directors, officers or employees other than the grants made pursuant to an Orbit 2000 Stock Option Plan which plan is to be approved by the Company's shareholders.

     5H. Settlement of Litigation. Neither the Company nor any of its subsidiaries shall settle or compromise any material claims or litigation or, except in the ordinary and usual course of business, modify, amend or terminate any of its material contracts or waive, release or assign any material rights or claims without Teakwood's prior written consent.

     5I. Indebtedness. Neither the Company nor any of its subsidiaries shall incur any indebtedness for money borrowed or use or sell any debt securities, or assume, guarantee, endorse or otherwise as an accommodation become responsible for the obligations of any other individual or entity, or make any loans or advances, other than in the ordinary course of business consistent with past practices without your prior written consent.

     5J. Investments. Neither the Company nor any of its subsidiaries shall acquire (by merger, consolidation or acquisition of stock or assets) any corporation, partnership or other business organization or division thereof or make any material investment either by purchase of stock or securities, contributions to capital, property transfer or purchase of any material amount of property or assets, in any other individual or entity without your prior written consent.

     5K. Acquisition Proposals. Without Teakwood's prior written consent, the Company and its subsidiaries, respective officers and directors of the Company or any of its subsidiaries (including without limitation, any investment banker, attorney or accountant retained by the Company or any of it subsidiaries) will not initiate or solicit, directly or indirectly, any inquiries or the making of any proposal with respect to a merger, consolidation, recapitalization or similar transaction involving, or any purchase of all or any significant portion of the assets or, or any equity interest in, the Company or any of its subsidiaries (an "Acquisition Proposal") or , except to the extent required, based upon the advice of counsel, under applicable law for the discharge by the Board of Directors of its fiduciary duties, engage in any negotiations concerning, or provide any confidential information or data to, or have any discussions with, any person relating to an Acquisition Proposal, or otherwise facilitate any effort or attempt to make or implement an Acquisition Proposal. The Company will immediately advise Teakwood of any existing activities, discussion or negotiations with any third parties conducted heretofore with respect to any of the foregoing. The Company will notify Teakwood immediately if any such inquiries or proposals are received by, any such information is requested from, or any such negotiations or

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     discussions  are sought to be  initiated  or  continued  with the  Company.
Exhibit E attached hereto describes all such active proposals, discussions and/or negotiations all of which Teakwood consents to.

     5L. Access. Upon reasonable notice, the Company shall (and shall cause each of its subsidiaries to) afford Teakwood's officers, employees, counsel, and accountants access, during normal business hours, to all of its properties, books, contracts and records and to make copies thereof and, during such period, the Company shall (and shall cause its subsidiaries to) furnish promptly to Teakwood all information concerning its business, properties and personnel as Teakwood may request.

     5M. Security Agreement. The Company, at its expense, shall cause at all times the Security Agreement and any instruments amendatory thereof or supplemental thereto and any instruments of assignment thereof (and any appropriate financing statements or other instruments and continuations thereof with respect to any thereof) to be recorded, registered and filed and to be kept recorded, registered, and filed in such manner and in such places, and will pay all such recording, registration, filing fees and other charges, and will comply with all such statutes and regulations as may be required by law or as may be reasonably required by Teakwood, in order to establish, preserve, perfect and protect the lien of the Security Agreement as a valid, direct, first Security Agreement line on and first priority perfected security interest in the collateral thereunder.

     5N. Budgets The Company shall not deviate from any budgets as agreed upon with Teakwood.

     5O. Miscellaneous. Neither the Company nor any of its subsidiaries will enter into an agreement to do any of the foregoing.

     6. Representations of the Company. The Company represents and warrants to Teakwood as follows:

     6A. Organization, Good Standing and Qualification . The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has full corporate power and authority to own and hold its properties and to conduct its business. The Company is duly licensed or qualified to do business, and in good standing, in each jurisdiction in which the nature of its business requires such licensing, qualification or good standing, except for any such failure to be so licensed or qualified or in good standing that would not have a material adverse effect on the Company or its results of operations, assets, or financial condition or on its ability to perform its obligations under this Agreement.

     6B. Capitalization. The capitalization of the Company as of the date hereof is set forth on Schedule 6(b) attached hereto. The Company further represents and warrants that, in consideration for good and valuable consideration received from Teakwood prior to the date hereof, the Company issued to Teakwood and/or companies related to Teakwood 112,000,000 shares of its Common Stock (the
"Teakwood Stock"). The Teakwood Stock was fully paid and nonassessable and subject to no liens at the time of the issuance thereof. The Teakwood Stock has anti-dilution rights so that the Company will issue such additional shares of common stock to Teakwood free of charge to maintain at all times the 13.25% ownership of the Company's common stock represented by the Teakwood Stock at the current time.

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6C.  Corporate  Power,  Authorization;   Enforceability.  The  Company  has  all
requisite corporate power and authority to execute and deliver, and to perform its obligations under this Agreement and each of the agreements contemplated
hereunder  (collectively,   the  "Operative  Agreements"),  and  has  taken  all
necessary corporate and stockholder action to authorize the execution,  delivery
and  performance  of  the  Operative   Agreements  by  the  Company  subject  to
shareholders approval for issuance of 20% or more of the Company's stock which shall include all stock previously issued to Teakwood. In the event this is not approved, all other terms of this Agreement shall remain in full force and effect. In the event such approval is not obtained, Company represents and warrants that this does not affect Teakwood's ownership of the stock already issued to Teakwood or to be issued to Teakwood pursuant to this Agreement, the Secured Revolving Credit Note, or the Warrant. Each of the Operative Agreements has been duly executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms. The execution, delivery and performance of this Agreement and each of the Operative Agreements, and compliance with the provisions hereof by the Company will not (i) violate any law or statute or order, judgment or decree of any court, administrative agency or other governmental body applicable to the Company or its properties or assets, (ii) conflict in any respect with or result in any breach of any of the terms or provisions or constitute (with due notice or lapse of time, or both) a default under the Certificate of Incorporation or By-laws of the Company, (iii) result in a breach or violation of, or a default under, or acceleration of any
obligations  pursuant  to  any  note,  indenture,   Security  Agreement,  lease,
agreement, contract, understanding, arrangement or instrument ("Contracts") to which the Company is a party or by which it or any of its properties or assets may be bound or affected, (iv) result in any change in the rights or obligations of any party under the Contracts, or (v), excepted as contemplated by the Security Agreement in favor of Teakwood, result in the creation or imposition of any lien, charge, restriction, claim or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

     6D. No Litigation. Except as set forth on Schedule 6D attached hereto, there are no actions, suits, proceedings or investigations pending nor, to the best knowledge of the Company, threatened against the Company by or before any court or governmental agency. There is no lawsuit or claim by the Company pending, or which the Company intends or reasonably expects to initiate, against any other person or entity.

     6E. Payment of Taxes. The Company has filed all tax returns and paid all taxes shown thereon to be due, if any, that are required to have been filed on or before the date hereof or the Conversion Date, as applicable, with appropriate Federal, state, foreign, county and local governmental agencies or instrumentalities, except where the failure to do so would not have a material adverse effect upon the business of the Company.

                     [remainder of this page intentionally left blank]

     7. Notices. All notices required by this agreement shall be sent by certified mail, return receipt requested, postage prepaid. Until such time as notice of a new address is received by each of the parties, the following address shall constitute the addresses for purposes of notice hereunder:

If to the Company:            OrbitTRAVELcom Corporation

                              One Union Square South 10-J
                            New York, New York 10003

                             Telephone: 212-353-8468

with a copy to:               Richard J. Blumberg, Esq.
                             McLaughlin & Stern, LLP

                               260 Madison Avenue

                            New York, New York 10016

                             Telephone: 212-448-1100

If to the Lender:             Teakwood Ventures, LLC
                            276 5th Avenue--Suite 603

                               New York, NY 10001

with a copy to:               Paul C. Homsy, Esq.
                              Zevnik Horton Guibord McGovern
                               Palmer & Fognani, L.L.P.
                              1330 Avenue of the Americas, 11th Floor

                               New York, NY 10019

     8. Funding Commitment Letter. The Company acknowledges that Teakwood has purchased certain Common Stock of the Company in consideration for the sum of $2,500,000 pursuant to the Funding Commitment Letter and Subscription Agreement (the "Commitment Letter"), dated February 15, 2000 between the Company and Teakwood. Company hereby confirms that Teakwood is not obligated to extend the remaining $7,500,000 in financing provided for under the terms of the Commitment Letter.

     9. Breach by Teakwood. In the event of a breach by Teakwood of its funding requirements under this Agreement and such breach is not cured within 5 days of its occurrence, Teakwood's liability will not exceed the total unfunded portion of the $1,500,000 principal amount covered by this Agreement.

     10. Publicity. The initial press release with respect to the transaction contemplated hereby shall be a joint press release and thereafter the Company and Teakwood shall consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and in making any filings with any federal or state governmental or regulatory agency or with any national securities exchange with respect thereto. Each party shall use its best efforts to enable the other party to review and consent to all releases prior to release.

     11. Miscellaneous. This agreement has been entered into in the State of New York and the validity, interpretation and legal effect of this agreement shall be governed by the laws of the State of New York applicable to contracts entered into and performed entirely within such State.

The New York courts (state and federal) shall have jurisdiction of any controversies regarding this, agreement and the parties hereto consent to the jurisdiction of said courts. This agreement contains the entire understanding of the parties relating to its subject matter. No change or modification of this agreement shall be binding upon either party unless made in writing. A waiver by either party of any provision of this agreement in any instance will not be deemed to waive it for the future. All remedies, rights, undertakings, and obligations contained in this agreement shall be cumulative and none of them shall be in limitation of any other remedy, right, undertaking, or obligation of either party. In entering into this Agreement, Company and Distributor each have and shall have the status of an independent contractor and nothing herein shall contemplate or constitute either party as the agent or employee of the other. This agreement may be executed in one or more counterparts, each of which shall constitute an original.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first written above.

ORBITTRAVEL.COM CORPORATION



By /s/ Joseph Cellura

TEAKWOOD VENTURES, LLC



By /s/ Aditha Reksono

Exhibit A

                               CONVERTIBLE SECURED REVOLVING
                                        CREDIT NOTE

New York, NY
October 26, 2000

     1. OrbitTravel.com Corporation, a Delaware corporation ("Company"), for value received, hereby promises to pay to Teakwood Ventures LLC (the "Lender"), at the main office of Lender's bank, or at such other place as the Lender shall designate to the Company in writing, the principal sum of $750,000 or if less, the aggregate principal amount of all loans (the "Revolving Loans") made by the Lender to the Company pursuant to the Secured Revolving Credit Agreement referred to below, in lawful money of the United States of America, on or before June 30, 2001.

     2. The Company also promises to pay to the Lender interest (computed on the basis of a 360-day year of twelve 30-day months) from and including the first calendar day upon which any such Revolving Loans are made or outstanding to but excluding the payment date thereof. Such interest shall be payable (a) at the time of any prepayment or any required payment of any principal amount of the Revolving Loans and in the amount accrued on such principal amount to the date prepayment or payment at a rate per annum (until such principal amount shall have become due and payable) equal to12% and (b) on any overdue payment of principal and, to the extent permitted by law, any overdue payment of interest until paid, at a rate per annum from time to time equal to15% .

     3. The Company expressly waives any presentment, demand, protest or notice in connection with this Note now or hereafter required by applicable law. This needs to be reworded with Blumberg as it does not fit in the public company there must be a notice given.

     4. This Secured Revolving Credit Note is referred to in and issued pursuant to the Secured Revolving Credit Agreement, dated the date hereof, between the Company and Teakwood Ventures, LLC. Reference is made to the secured Revolving Credit Agreement for a statement of the terms and conditions under which the principal hereof and accrued interest thereon may become or may be declared to be forthwith due and payable and may be subject to prepayment.

     5. The Company agrees to repay with interest the principal of this on or before June 30, 2001 under the circumstances and to the extent specified in the Revolving Credit Agreement. Subject to the terms and conditions of the Secured
Revolving Credit Agreement, the outstanding principal amount of this Note may become or be declared due and payable in the manner and with the effect provided for in the Secured Revolving Credit Agreement.

     6. Conversion Rights and Anti-dilution

     (a) Conversion Privilege. During the period of time commencing on the date of this Note and continuing until the payment in full of this Note and provided shareholders have approved the issuance of more than 20% of the Common Stock to the Lender and/or its associated companies, the Company, at its option in the event the quoted price for the Company's common stock (the "Common Stock") reaches 25 cents or above, may convert all or any portion of the outstanding principal balance of, and all accrued interest on, this Note into the number of shares of Common

Stock obtained by dividing (i) the unpaid principal amount of, and interest through the date of conversion on, this Note to be converted, by (ii) the Conversion Price which is one cent for each share of Common Stock. After conversion, the Company shall issue no pay Common Stock to the Company so that the Company shall maintain its stock ownership percentage at the time of conversion. The Company will exercise best efforts to promptly obtain said shareholder approval.

     (b) Conversion Procedure. To convert this Note pursuant to this SECTION 6, Lender must notify the Company of such election. As promptly as practicable after delivery of said election to convert in accordance with this SECTION 6(b), Company shall issue and deliver to Lender, a certificate or certificates for the full number of whole shares of Common Stock issuable upon the conversion of this
Note in accordance with the provisions of this SECTION 6. Company shall use its best efforts to promptly register all shares of Common Stock as freely trading shares covered by Lender's election to convert.

     (c) Cash Payments In Lieu of Fractional Shares. No fractional shares of Common Stock or scrip representing fractional shares of Common Stock shall be issued upon conversion of the principal of, or interest on, this Note. If any fractional share of Common Stock would be issuable upon the conversion of any portion of this Note, Company shall pay a cash adjustment therefor in respect of such fractional share equal to the product of (i) the percentage representing such fractional share multiplied by (ii) the Conversion Price.

     (d) Adjustment of Conversion Price. (i) If Company shall (a) pay a dividend or other distribution, in Common Stock, on any class of capital stock of Company, (b) subdivide the outstanding Common Stock into a greater number of shares by any means or (c) combine the outstanding Common Stock into a smaller number of shares by any means (including, without limitation, a reverse stock split) (any such event being an "ADJUSTMENT EVENT"), then in each such case the Conversion Price shall be decreased or increased as follows: the adjusted Conversion Price shall be equal to the Conversion Price in effect immediately prior to the effective date of the Adjustment Event, multiplied by a fraction whose numerator is the number of shares of Common Stock issued and outstanding immediately prior to such effective date, and whose denominator is the number of such shares outstanding immediately after such effective date. An adjustment made pursuant to this SECTION 6(d)(i) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date of such subdivision or combination, as the case may be; (ii) The provisions of this SECTION 6(d) shall similarly apply to all successive events of the type described in this SECTION 6(d). Notwithstanding anything contained herein to the contrary, no adjustment in the Conversion Price shall be required unless cumulative adjustments would require an increase or decrease of at least 1% in the Conversion Price then in effect; provided, however, that any adjustments which by reason of this SECTION 6(d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 6 shall be made by the Company and shall be made to the nearest cent. Except as provided in this SECTION 6, no adjustment in the Conversion Price will be made for the issuance of Common Stock or any securities convertible into or exchangeable for Common Stock or carrying the right to purchase Common Stock or any securities so convertible or exchangeable.
(iii) Whenever the Conversion Price is adjusted as provided herein, the Company shall promptly provide the Lender with written notice of such adjustment setting forth the Conversion Price in effect after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

     (e) Effect of Reclassification, Consolidation, Merger, or Sale. In the event of (i) any reclassification (including, without limitation, a reclassification effected by means of an exchange or tender offer by the Company) but excluding a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination, (ii) any consolidation, merger or combination of the Company with another corporation as a result of which holders of Common Stock shall be entitled to receive securities or other property (including cash) with respect to or in exchange for Common Stock or (iii) any sale or conveyance of the property of the Company as, or substantially as, an entirety to any other corporation as a result of which holders of Common Stock shall be entitled to receive securities or other property (including cash) with respect to or in exchange for Common Stock, then the Company or the successor or purchasing corporation, as the case may be, shall enter into an Amended and Restated Note providing that this Note shall be convertible into the kind and amount of securities or other property (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance which Company would have received if this Note had been converted immediately prior to such reclassification, change, consolidation, merger, combination, sale or conveyance. Such Amended and Restated Note shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this SECTION 6. Whenever an Amended and Restated Note is entered into as provided herein, Company shall promptly provide the Lender with an Officer's Certificate setting forth a brief statement of the facts requiring such Amended and Restated Note. The provisions of this SECTION 6 shall similarly apply to all successive events of the type described in this SECTION 6.

     (f) Taxes on Shares Issued. The issuance of a certificate or certificates on conversion of this Note shall be made without charge to the Lender for any tax or charge with respect to the issuance thereof.

     (g) Reservation of Shares; Shares To Be Fully Paid, Compliance with Government Requirements; Listing of Common Stock. Company shall reserve, out of its authorized but unissued Common Stock or its Common Stock held in treasury, sufficient shares of Common Stock to provide for the conversion of all of this Note.

     The Company covenants that all Common Stock which may be issued upon conversion of this Note, will upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance and delivery thereof. The Company covenants that if any Common Stock issued or delivered upon conversion of this Note hereunder requires registration with or approval of any governmental authority under any applicable federal or state law (excluding federal or state securities laws) before such Common Stock may be lawfully issued, the Company will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be. Company shall maintain the Common Stock's authorization for listing on the Nasdaq Over the Counter Market. Company shall not take any action which may result in the delisting or suspension of the Common Stock on the Nasdaq SmallCap Market (other than to switch listing from the Nasdaq SmallCap Market to the Nasdaq National Market or a stock exchange).

    (h)   Notice To Lender Prior To Certain Actions.  In the event that:

         (i) Company shall declare or authorize any event which could result in an adjustment in the Conversion Price under Section 6(D) or require the execution of an amended and restated Note; or

         (ii) Company shall authorize the combination, consolidation or merger of Company for which approval of any stockholders of the Company is required, the sale or transfer of all or substantially all of the assets of the

               Company or the voluntary or involuntary dissolution, liquidation or winding-up of the Company in whole or in part; then, in each such case, the Company shall give or cause to be given to Lender, as promptly as possible but in any event at least 15 days prior to the applicable date hereinafter specified, a notice stating the date on which a record is to be taken for the purpose of determining the holders of outstanding Common Stock entitled to participate in such event, the date on which such event is expected to become effective or occur and the date on which it is expected that holders of outstanding Common Stock of record shall be entitled to surrender their shares, or receive any items, in connection with such event. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such event.

(i) Proxy Statement. On or before December 15, 2000, (the "PROXY STATEMENT TRIGGER DATE"), Company shall provide each stockholder entitled to vote at the next meeting of stockholders of Company, which meeting shall not be later than forty-five (45) days after the Proxy Statement Trigger Date (the "STOCKHOLDER MEETING DEADLINE"), a proxy statement, which been previously submitted for review by Lender, soliciting each such stockholder's affirmative vote (such affirmative vote being the `REQUIRED STOCKHOLDER CONSENT") at such stockholder meeting for approval of Company's issuance of all of the Common Stock as described in this Note (including the approval of issuances at a discount to market as may be required by the Rules of Nasdaq Stock Market, Inc.), and Company shall use its best efforts to solicit its stockholders' approval of such issuance of the Common Stock and cause the Board of Directors of Company to recommend to the stockholders that they approve such proposal.

     This Note is entitled to the benefits of a Security Agreement, dated as of October 16, 2000 between the Company and Lender.

     THIS NOTE IS INTENDED TO BE PERFORMED IN THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAW OF SUCH STATE.

                              ORBITTRAVEL.COM CORPORATION



                              By /s/ Joseph Cellura

Schedule I to Revolving Credit Note

                                      PAYMENT SCHEDULE

Date  Amount of Loan    Principal Paid          Unpaid Principal  Notation
                          or Repaid                               Made By
__________$180,000_____________________________________________________________
___________$25,000____________________________________________$30,000__________
___________$30,000__________________________________________________$15,000____
___________$_________________________________________________$45,000____________
____________________________________________________________$50,000____________
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                                       50

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EXHIBIT B

THE SECURITIES EVIDENCED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES, BLUE SKY OR OTHER APPLICABLE LAWS OF ANY STATE OR ANY OTHER RELEVANT
JURISDICTION, AND MAY NOT BE OFFERED AND SOLD UNLESS (A) REGISTERED AND/OR QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF U.S. FEDERAL SECURITIES LAWS, THE SECURITIES BLUE SKY, OR OTHER APPLICABLE LAWS OF ANY STATE, OR OTHER RELEVANT JURISDICTION OR (B) EXEMPT FROM SUCH REGISTRATION OR QUALIFICATION. THERFORE, NO SALE, PLEDGE OR OTHER TRANSFER OF THIS SECURITY SHALL BE MADE, NO ATTEMPTED SALE, PLEDGE OR OTHER TRANSFER OF THIS SECURITY SHALL BE MADE, NO
ATTEMPTED SALE, PLEDGE OR OTHER TRANSFER SHALL BE VALID, AND THE ISSUER SHALL NOT BE REQUIRED TO GIVE ANY EFFECT TO ANY SUCH TRANSACTION UNLESS (A) SUCH TRANSACTION SHALL HAVE BEEN DULY REGISTERED UNDER THE SECURITIES ACT AND QUALIFIED OR APPROVED UNDER THE SECURITIES, BLUE SKY, OR OTHER APPLICABLE LAWS OF ANY STATE OR OTHER RELEVANT JURISDICTION, OR (B) THE COMPANY SHALL HAVE BEEN SATISFIED THAT SUCH REGISTRATION, QUALIFICAITON OR APPROVAL IS NOT REQUIRED.

VOID AFTER 5:00 P.M. PACIFIC STANDARD TIME, ON October 25, 2010


October 27, 2000                                      Warrant to Purchase

                                                   ----------------------
                                                   Shares of Common Stock

                       WARRANT TO PURCHASE COMMON STOCK OF

                           ORBITTRAVEL.COM CORPORATION

     This is to certify that Teakwood Ventures, LLC, a Delaware limited liability company (the "Holder") is entitled to purchase, subject to the provisions of this Warrant, from OrbitTRAVEL.com Corporation, a corporation organized under the laws of the State of Delaware (the "Company"), shares (the "Warrant Shares") representing at the time of purchase twenty percent (20%) of the issued and outstanding common stock of the Company (the "Common Stock"), at any time on or prior to the date that is ten (10) years from the date hereof, at which time this Warrant shall expire (the "Expiration Date"). The Company shall as promptly as possible seek and exercise best efforts to obtain any and all required shareholder approvals for the issuance of Common Stock to the Holder of 20% or more of the issued and outstanding Common Stock. The Company represents and warrants that no such approvals are required to issue up to 19.8% of the Common Stock to the Holder and the Holder may elect to acquire such lesser amount of stock at its sole option under the terms hereof. Except as otherwise provided herein, this Warrant shall be exercisable without payment by the Holder of any price. The number of shares of Common Stock to be received upon exercise of this Warrant shall be adjusted from time to time as set forth in Section 5 below. This Warrant and the Common Stock issuable upon exercise hereof are sometimes referred to collectively as the "Securities." This Warrant is also subject to the following terms and conditions:

     1. Exercise and Payment; Exchange; Anti-dilution. This Warrant or a portion thereof may be exercised in whole or in part (other than fractional interests) at any time before the Expiration Date. Exercise shall be by presentation and surrender to the Company at its principal office, or at the office of any transfer agent designated by the Company (the "Transfer Agent"), of (i) this Warrant, (ii) the properly executed Form of Exercise attached hereto as Exhibit "A" and incorporated herein by this reference. If this Warrant is exercised in part only, the Company or the Transfer Agent shall, upon surrender of this Warrant, execute and deliver a new Warrant evidencing the rights of the Holder to purchase the remaining number of Warrant Shares purchasable hereunder. Upon receipt by the Company of this Warrant in proper form for exercise, (unless the option described in the foregoing proviso is selected by the Holder), the Holder shall be deemed to be the holder of record of the Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder. Upon exercise by Holder, the Company shall issue additional common stock shares to Company so that it maintains at all time its 20% or 19.8% (if it elects to acquire such lesser amount of Warrant Shares) ownership interest in all issued and outstanding shares of common stock of the Company.

     2. Reservation of Shares. The Company shall, at all times until the expiration of this Warrant, reserve for issuance and delivery upon exercise of this Warrant the number of Warrant Shares which shall be required for issuance and delivery upon exercise of this Warrant. Upon exercise of the Warrant, the Company shall promptly register the Warrant Shares and insure that they will be freely tradeable.

     3. No Rights as Shareholder. This Warrant shall not entitle the Holder to any rights as a shareholder of the Company, either at law or in equity. The rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

     4. Adjustments in Number and Exercise Prices of Warrant Shares.

     (a) The number of shares of Common Stock for which this Warrant may be exercised shall be subject to adjustments as follows:

     (i) If the Company is recapitalized through the subdivision or combination of its outstanding shares of Common Stock for which this Warrant may be exercised shall be increased or reduced, as of the record date for such recapitalization, in the same proportion as the increase or decrease in the outstanding shares of Common Stock,

     (ii) If the Company declares a dividend on Common Stock payable in Common Stock or securities convertible into Common Stock, the number of shares of Common Stock for which this Warrant may be exercised shall be increased as of the record date for determining which holders of Common Stock shall be entitled to receive such dividend, in proportion to the increase in the number of outstanding shares (and shares of Common Stock issuable upon conversion of all such securities convertible into Common Stock) of Common Stock as a result of such dividend.

     (iii) If the Company distributes to holders of its Common Stock, other than as part of its dissolution or liquidation or the winding up of its affairs, any shares of its Common Stock, any evidence of indebtedness or any of its assets (other than cash, Common Stock or securities convertible into Common Stock), the Company shall give written notice to the Holder of any such distribution at least ten (10) days prior to the proposed record date in order to permit the Holder to exercise this Warrant with respect to the Warrant Shares on or before the record date. There shall be no adjustment in the number of shares of Common Stock for which this Warrant may be exercised, by virtue of any such distribution. This Warrant will terminate upon such dissolution, liquidation or winding up.

     (iv) If the event, as a result of which an adjustment is made under paragraph (i), (ii) or (iii) above, does not occur, then any adjustments in the or number of shares issuable that were made in accordance with such paragraph
(i), (ii) or (iii) shall be adjusted to and number of shares as were in effect immediately prior to the record date for such event.

     (b) The Company shall, upon the written request of the Holder, retain a firm of independent public accountants of recognized standing (who may be any such firm regularly employed by the Company) to make any computation required under this Section 5, and a certificate signed by such firm shall be conclusive evidence of the correctness of any computation made under this Section 5.

     (c) Whenever the number of Warrant Shares shall be adjusted as required by the provisions of this Section 5, the Company forthwith shall file in the custody of its Secretary or an Assistant Secretary, at its principal office, an officer's certificate showing the adjusted number of Warrant Shares and setting forth in reasonable detail the circumstances requiring the adjustment. Each such officer's certificate shall be made available at all reasonable times during reasonable hours for inspection by the Holder.

     5. Notices to Holders. So long as this Warrant shall be outstanding, (a) if the Company shall pay any dividends or make any distribution upon the Common
Stock otherwise than in cash, or (b) if there shall be any reorganization, consolidation or merger of the Company into another corporation in which the Company is not the surviving entity, or the sale or other transfer of all or substantially all of the property and assets of the Company, or the voluntary or involuntary dissolution, liquidation or winding up of the Company, then in such event, the Company shall cause to be mailed to the Holder, at least ten (10) days prior to the relevant date described below (or such shorter period as is reasonably possible if ten (10) days is not reasonably possible), a notice containing a description of the proposed action and stating the date or expected date on which a reorganization, consolidation, merger, sale or transfer, dissolution, liquidation or winding up is to take place and the date or expected date, if any is to be fixed, as of which the holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such event.

      6.   Transfer or Loss of Warrant .

     (a)   This Warrant may not be transferred, in whole or in part.

     (b) Upon receipt by the Company of evidence satisfactory to it of loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of reasonably satisfactory indemnification and/or bond, or, in the case of mutilation, upon surrender of this Warrant, the Company will execute and deliver, or instruct the Transfer Agent to execute and deliver, a new Warrant of like tenor and date, and any such lost, stolen, destroyed or mutilated Warrant thereupon shall become void.

     7. Notices. Notices and other communications to be given to the Holder and/or Company shall be deemed sufficiently given if delivered by hand, or three
(3) business days after mailing if mailed by registered or certified mail, postage prepaid, addressed in the name and at the address of such party appearing below.

If to the Company:            Orbittravel.com Corporation

                              1230 Peachtree Street

                              Suite   1900   Atlanta,    GA   30309   Telephone:
                              404-942-2500

If to the Holder:             Teakwood Ventures, LLC
                            276 5th Avenue--Suite 603

                               New York, NY 10001

with a copy to:               Paul C. Homsy, Esq.
                              Zevnik Horton Guibord McGovern
                               Palmer & Fognani, L.L.P.
                              1330 Avenue of the Americas, 11th Floor

                               New York, NY 10019

Either party may change the address to which notices shall be given by notice pursuant to this Section 7.

     8. Arbitration. Any controversy or claim arising out of or relating to this Warrant or breach thereof, including without limitation claims against either party, its affiliates employees, professionals, officers or directors shall be settled by binding arbitration in accordance with the Rules of the American Arbitration Association. The arbitrator shall prepare an award in writing, which shall include factual findings and any legal conclusions on which the decision is based. Judgment upon any award rendered by the Arbitrator(s) may be entered in any court having jurisdiction thereof. In any such proceeding, the prevailing party shall be entitled, in addition to any other relief awarded or adjudged, such sum as the Arbitrator(s) may fix as and for reasonable attorneys' fees and costs, and the same shall be included in the award and any judgment.

     9. Governing Law. This Warrant shall be governed by and construed in accordance with the internal laws of the State of New York.



                     [remainder of this page intentionally left blank]

      IN WITNESS WHEREOF, the Company has executed this Warrant effective as of October 27, 2000.

ORBITTRAVEL.COM CORPORATION
                                    (a Delaware corporation)


By: /s/ Joseph Cellura

                                     [HOLDER] TEAKWOOD VENTURES, LLC



                                     By: /s/ Aditha Reksono

          [SIGNATURE PAGE TO WARRANT TO PURCHASE COMMON STOCK]

EXHIBIT A (TO WARRANT)

                                FORM OF EXERCISE

               (To be executed only upon exercise of Warrant)

To: Orbitravel.Com Corporation

      Re:  Warrant To Purchase Common Stock of Orbittravel.Com Corporation

The undersigned holder of the within Warrant hereby irrevocably exercises such Warrant for, and purchases thereunder, _____* shares of Common Stock of As Seen In Company, and requests that the certificates for such shares be issued in the name of, and delivered to __________ whose address is:

                                Very truly yours,

                              By_______________________________________


*Insert here the number of shares called for on the face of this Warrant (or, in the case of a partial exercise, the portion thereof as to which this Warrant is being exercised), in either case without making any adjustment for additional Common Stock which, pursuant to the adjustment provisions of this Warrant, may be delivered upon exercise. In the case of a partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unexercised portion of this Warrant to the holder surrendering the same.

                                    EXHIBIT C

                               SECURITY AGREEMENT

     THIS SECURITY AGREEMENT, FINANCING STATEMENT AND ASSIGNMENT (the "SECURITY AGREEMENT"), dated as of October 27, 2000, from OrbitTRAVEL.com Corporation, a Delaware corporation, (the "Company" or the "Grantor") to Teakwood Ventures, LLC, a Delaware limited liability company (the "Secured Party"). Capitalized terms used herein without definition shall have the respective meanings specified in the Secured Revolving Credit Agreement (hereinafter defined).

                                  R E C I T A L S

     WHEREAS, the Grantor is party to a separate Secured Revolving Credit Agreement (the "Credit Agreement"), dated as of October ___, 2000 among the Grantor and Security Agreement, pursuant to which the Grantor will issue its Secured Revolving Credit Note to the Security Agreement; and

     WHEREAS, the Grantor is obligated to execute this Security Agreement under the Credit Agreement; and

     WHEREAS, all things necessary to make this Security Agreement a valid and binding obligation of the Grantor have been done;

     NOW THEREFORE, in consideration of the mutual promises, covenants and agreements hereafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     IN ORDER TO SECURE (a) the due, punctual and full payment by the Grantor of the principal of, and premium, if any, and interest on, the Secured Revolving Credit Note, whether at maturity or by prepayment, acceleration, declaration of default or otherwise, as and when the same shall become due and payable in accordance with the terms thereof and of the Credit Agreement, (b) all other sums (including, without limitation, amounts payable as damages in case of default) due and payable by the Grantor to or for the benefit of the as and when the same shall become due and payable in accordance with the terms thereof, and
(c) the due, prompt and faithful performance of, and compliance with, all other obligations, covenants, terms, conditions and undertakings of the Grantor contained in each agreement of Grantor with Secured Party in accordance with the terms thereof (all of the foregoing being referred to as the "Secured Obligations");

     THE GRANTOR DOES HEREBY (i) grant, bargain, sell, warrant, pledge, assign, mortgage, hypothecate, transfer, convey and grant to the Secured Party, and to their respective successors and assigns, a mortgage interest and a security interest in the following property of the Company (collectively, the "Collateral"):

     (a) All accounts receivable, instruments, documents and chattel paper, including, without limitation, all accounts created by or arising from the rendering of services by Company to its customers and all accounts arising from sales or rendering of services by Company made under any trade name or style, guaranties or collateral for any of the foregoing, insurance policies or rights relating to any of the foregoing and cash and non-cash proceeds of any and all the foregoing; and all contract rights, tax refunds, insurance proceeds, patent rights, trademarks, copyrights, trade names, good will, registrations, license rights, rights in intellectual property, licenses, permits, corporate and other business records, rights to refunds or indemnification and all other intangible personal property of Company of every kind and nature;

     (b) All other properties of Company, wheresoever situated or howsoever held, real, personal or mixed, tangible or intangible, whether now held or hereafter acquired as if specifically enumerated herein;

     (c) All property, rights and interests nor or hereafter acquired by Company for use in connection with the operation or maintenance of its business;

     (d) All contracts now in effect or hereafter entered into by the Company for the sale, purchase, exchange or exploitation of any asset of the Company;

     (e) Whatever is received upon the sale, exchange, collection or other disposition of the foregoing and insurance payable or damages or other payments by reason of loss or damage to the foregoing, and all additions thereto, substitutions and replacements thereof or accessions thereto (collectively, the "Proceeds").

     TO HAVE AND TO HOLD the above-mentioned Collateral unto the Secured Party, with power of sale, IN TRUST NEVERTHELESS, upon the terms, conditions and trusts set forth herein, for the equal and ratable benefit and security of all present and future holders of any Secured Revolving Credit Note.

                       ARTICLE 1. REMEDIES AND ENFORCEMENT

     1.1. Action to be Taken by Secured Party. The Secured Party will take such action with respect to the enforcement of its remedies as a secured party hereunder as determined in its sole discretion.

     1.2. Remedies in Case of an Event of Default. In case the Company shall have failed to pay Secured Party amounts as and when due under the Credit Agreement or breached the Credit Agreement in any way (an "Event of Default") and such failure shall be continuing:

     (a) The Secured Party may, as assignee of the Company of the Collateral, in its own name or, at its sole option, in the name of the Company, exercise any or all of the rights, privileges of, and pursue any or all of the remedies accorded to, the Company thereunder and may exclude the Company and all persons claiming by, through or under the Company wholly or partly therefrom, including, without limitation, the right to ask for, demand, take, collect, sue for, receive, compromise and settle all payments in respect of the Collateral which the Company, except for the execution hereof, could ask for, demand, take, collect, sue for, receive, compromise and settle all for its own use, and in connection therewith to enforce all rights and remedies thereunder which the Company could enforce if this Security Agreement had not been made; and the Company hereby ratifies any action which the Secured Party shall take to enforce their rights hereunder; and

     (b) The Secured Party without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Company or any other Person (all and each of which demands, advertisements and/or notices are hereby expressly waived), may forthwith collect, recover, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give an option or options to purchase, contract to sell or otherwise dispose of and deliver the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at any exchange, broker's board or at any of the Secured Party's offices or elsewhere upon such terms and conditions as they may deem advisable and at such prices as they may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Company hereby acknowledges that the Collateral is of a type that could decline speedily in value and is also of a type customarily sold on a recognized market, in each case within the meaning of Section 9-504 of the Uniform commercial Code as in effect in any applicable jurisdiction, and that the Secured Party need not give any notice to the Company prior to any sale of the Collateral at any exchange, broker's board or in any other recognized market. Without limiting the foregoing, the Company agrees that the Secured Party need not give more than five days' notice of the time and place of any public sale or of the time after which a private sale or other intended disposition is to take place and that such notice is reasonable notification of such matters. No notification need be given to the Company if it has signed after an Event of Default a statement renouncing or modifying any right to notification of sale or other intended disposition. In addition to the rights and remedies granted to it in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to any of the Secured Obligations, the Secured Party shall have all the rights and remedies of a secured party under the Uniform Commercial Code applicable in any jurisdiction, including, without limitation, in the State of New York.

     1.3. Application of Moneys by Secured Party. All amounts held or collected by the Secured Party as part of the Collateral (including, without limitation, all amounts realized as a result of the exercise of any rights and remedies hereunder) following the occurrence and continuance of any Event of Default shall be applied forthwith by the Secured Party as follows:

     FIRST: to the payment of all costs and expenses of such exercise (including, without limitation, the cost of evidence of title and the costs and expenses, if any, of taking possession of, retaining custody over repairing, maintaining and preserving the Collateral or any part thereof, or any interest therein prior to such exercise), all costs and expenses of any receiver of the Collateral or any part thereof, or any interest therein and any taxes, assessments or charges, prior to the lien of this Security Agreement, which the Secured Party may consider it necessary or desirable to pay;

     SECOND: to the payment of the accrued and unpaid interest (including interest on unpaid principal and, to the extent permitted by applicable law, unpaid interest) of the Secured Revolving Credit Note in accordance with the provisions of the Credit Agreement and the Secured Revolving Credit Note;

     THIRD: to the payment of the outstanding principal of, and premium, if any, on the Secured Revolving Credit Note in accordance with the provisions of the Credit Agreement and the Secured Revolving Credit Note;

     FOURTH: to the payment of all amounts due and to become due on, under or in respect of all Secured Obligations for which moneys have not theretofore been applied by the Secured Party; provided, that if such moneys shall be insufficient to pay all such amounts in full, such payments shall be made ratably to each person entitled thereto in the proportion that such payments due and to become due on, under or in respect of all Secured Obligations held by such person bears to the aggregate amount of all such payments due and to become due on all Secured Obligations, without discrimination or preference; and

     FIFTH: to the payment of the remainder, if any, to the Company, its successors or assigns, or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may determine.

     1.4 Secured Party's Appointment as Attorney-in-Fact. Effective upon the occurrence and continuance of an Event of Default, the Company hereby irrevocably constitutes and appoints the Secured Party and any officer or agent of the Secured Party, with full power of substitution, as the Company's attorneys-in-fact, with full irrevocable power and authority in the place and stead of the Company and in the name of the Company or otherwise from time to time in the Security Agreement's discretion, to execute and deliver all bills of sale, assignments or other instruments which the Secured Party may deem necessary or advisable to effectuate any sale, transfer, assignment or delivery in exercise of any or all of the remedies hereunder whether pursuant to foreclosure or power of sale or otherwise, and to take any other action to accomplish the purposes of this Security Agreement, to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipt for monies due and to become due under or in connection with the Collateral, to receive, endorse, and collect any drafts or other instruments, documents and chattel paper in connection therewith, to file any claims or take any action or institute any proceedings which the Secured Party may deem to be necessary or desirable for the collection thereof, the Company hereby ratifying and confirming all that such attorney or any substitute shall lawfully do by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable. Nevertheless, if so requested by the Secured Party or any purchaser, the Company shall ratify and confirm any such sale, assignment, transfer or delivery by executing and delivering to the Secured Party or such purchaser all bills of sale, assignments, releases and other proper instruments to effect such ratification and confirmation as may be designated in any such request.

     1.4.1. Financing Statements. The Company shall execute and deliver to Teakwood such Financing Statements pursuant to the appropriate statutes for filing in the appropriate offices in the States of New York and/or Montana and/or elsewhere if and to the extent reasonably required, and any other documents or instruments as are required to convey to Teakwood a valid perfected security interest in the collateral. The Company agrees to perform all acts which Teakwood may reasonably request so as to enable Teakwood to maintain such valid perfected security interest in the collateral in order to secure the payment and performance of the obligations. Teakwood is authorized to file a copy of any such Financing Statements in any jurisdiction(s) in the States of New York and/or Montana and/or elsewhere as it shall reasonably deem appropriate in order to perfect such security interest. The Company hereby grants Teakwood an irrevocable Power of Attorney coupled with an interest to sign on Company's behalf any Financing Statement and file them in such locations, as it deems appropriate.

     1.5. Secured Party May Enforce Claims Without Possession of Note. All rights of action and claims under this Security Agreement may be prosecuted and enforced by the Secured Party without the possession of any of the Secured Revolving Credit Note or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Secured Party shall be brought in their own name as Secured Party of an express trust.

     1.6. Remedies Cumulative and Continuing. Each right, power and remedy given by this Security Agreement to the Secured Party shall be deemed cumulative and concurrent and not exclusive of any thereof or of any other rights, powers and remedies available to the Secured Party now or hereafter existing at law or in equity or by statute or otherwise to enforce the performance or observance of the covenants and agreements contained in this Security Agreement, and neither the exercise or beginning of the exercise, nor the delay or omission of the

Secured Party to exercise, any right or power accruing upon any default as aforesaid shall impair any such right, power or remedy. Every right, power and remedy given by this Security Agreement or by law to the Secured Party may be exercised from time to time, and as often as shall be deemed expedient, by the Secured Party.

     1.7. Restoration of Rights and Remedies. If the Secured Party has instituted any proceeding to enforce any right or remedy under this Security Agreement and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Secured Party, then and in every such case the Company, and the Secured Party shall be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Secured Party shall continue as though no such proceeding had been instituted.

     1.8. No Waiver, etc. by Secured Party. No failure by the Lender to insist upon the strict performance of any term hereof or to exercise any right, power or remedy consequent upon a breach hereof shall constitute a waiver of any such breach or any such term. No waiver of any breach shall affect or alter this Security Agreement, which shall continue in full force and effect with respect to any other then existing or subsequent breach.

     1.9. Purchase of Collateral by the Secured Party. The Secured Party may be a purchaser of the Collateral or of any part thereof or any interest therein at any sale thereof, whether pursuant to foreclosure or power of sale or otherwise hereunder, and may apply upon the purchase price the indebtedness secured hereby owing to such purchaser, to the extent of such purchaser's distributive share of the purchase price. Any such purchaser shall, upon any such purchase, acquire good title to the properties so purchased, free of the lien of this Security Agreement and free, to the extent permitted by applicable law, of all rights of equity or redemption in the Company, which right of equity and redemption the Company hereby expressly waives and releases, and the Company hereby covenants to warrant and defend the title of such purchaser.

     1.10. Receipt a Sufficient Discharge to Purchaser. Upon any sale of the Collateral or any part thereof or any interest therein, whether pursuant to foreclosure or power of sale or otherwise hereunder, the receipt of the officer making the sale under judicial proceedings or of the Secured Party shall be sufficient discharge to the purchaser for the purchase money, and such purchaser shall not be obliged to see to the application thereof.

     1.11.  Waiver of Appraisement,  Valuation.  etc. The Company hereby waives:
(i) to the full extent it may lawfully do so, the benefit of all appraisement, valuation, stay, extension, moratorium and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale of the Collateral or any part thereof or any interest therein.

     1.12. Sale a Bar Against the Company. Any sale of the Collateral or any part thereof or any interest therein, whether pursuant to foreclosure or power of sale or otherwise hereunder, shall forever be a perpetual bar against the Company to assert any claim of ownership to the Collateral or any part thereof or any interest therein.

     1.13. Appointment of Receiver. If an Event of Default shall have occurred and be continuing, the Secured Party shall, as a matter of right and without notice to the Company or any person claiming by, through or under the Company, and without regard to the then value of the Collateral or the interest of the Company therein, be entitled to the appointment of a receiver or receivers of the Collateral, whether such receivership be incidental to a proposed sale of the Collateral or otherwise and the Company hereby irrevocably consents to such appointment and will not oppose such appointment.

     1.14. Possession, Management and Income of Collateral. If an Event of Default shall have occurred and be continuing, the Secured Party, without notice, may enter upon any premises at which the Collateral or any part thereof shall be located and take possession of the Collateral or any part thereof by force, summary proceedings, ejectments or otherwise and may remove the Company and all other Persons and any and all property therefrom, and may hold, operate, maintain, repair, preserve and manage the same and receive all earnings, income, rents, issues and proceeds accruing with respect thereto or any part thereof. The Secured Party shall be under no liability for or by reason of any such taking of possession, entry, removal or holding, operation or management, except that any amounts so received by the Secured Party shall be applied to pay all costs and expenses of so entering upon, taking possession of, holding, operating, maintaining, repairing, preserving and managing the Collateral or any part thereof, and any taxes, assessments or other charges prior to the lien of this Security Agreement which the Secured Party may consider it necessary or desirable to pay, and any balance of such amounts shall be applied as provided in Article 1.3.

     1.15. Right of Secured Party to Perform Company's Covenants, etc. If the Company fails to make any payment or to perform any agreement required to be made or performed hereunder, the Secured Party may (but shall not be obliged to) at any time thereafter make such payment or perform such agreement, or otherwise cause performance or compliance thereof, for the account and at the expense of the Company, and take possession of the Collateral or any part thereof for such purpose and take all such action thereon as, in the, opinion of the Secured Party may be necessary or appropriate therefor. The Secured Party shall give prompt written notice to the Company of any action taken by the Security Agreement pursuant to the preceding sentence. All sums so paid by the Secured Party and all costs and expenses (including, without limitation, attorneys' fees and expenses) so incurred, together with interest, from the date of payment or incurring, on such amounts at a rate of interest per annum equal to the interest on the Secured Revolving Credit Note, shall constitute additional indebtedness secured by this Security Agreement and shall be paid by the Company to the Secured Party on demand.

     1.16. No Assumption of Obligations by Secured Party. The rights and powers conferred on the Secured Party hereunder are solely to protect their interest in the Collateral and shall not impose any duty on the Security Agreement to exercise such rights or powers. Neither the pledge of, and granting of a security interest in, the Collateral nor any action or inaction on the part of the Secured Party hereunder or under any of the other Operative Agreements shall release the Company from any of its obligations hereunder or under any of the other Operative Agreements, or constitute an assumption of any such obligations on the part of the Secured Party, or cause the Secured Party to become subject to any obligation or liability to the Company.

     1.17. Provisions Subject to Applicable Law; All rights, powers and remedies provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law and are intended to be limited to the extent necessary so that they will not render this Security Agreement invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law.

     1.18. Release, etc. Upon receipt by the Secured Party of evidence satisfactory to them of the payment in full of the principal and premium, if any, and interest on the Secured Revolving Credit Note in accordance with the terms thereof, and the payment of all other amounts secured hereby and the performance of all other covenants and agreements secured hereby, this Security Agreement shall terminate and the Secured Party, at the request and expense of the Company, will execute and deliver to the Company a proper instrument or instruments acknowledging the satisfaction and termination of this Security Agreement, and will duly assign, transfer and deliver

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to the Company or its designee all of the rights,  properties  and monies at the time held by the Secured Party hereunder.

     1.19. Additional Security. Without notice to or consent of the Company and without impairment of the security interest and rights granted pursuant to this Security Agreement, the Secured Party may accept from the Company or from any other person or persons, additional security for the Secured Obligations. Neither the giving of this Security Agreement nor the acceptance of any such additional security shall prevent the Secured Party from resorting, first, to such additional security, or, first, to the security created by this Security Agreement, in either case without affecting the Secured Party's security interest and rights granted pursuant to this Security Agreement.

                            ARTICLE 2. MISCELLANEOUS

     2.1. Notices; Further Information. All notices and other communications hereunder shall be in writing and shall be delivered by hand, by telecopy or by first class mail, postage prepaid, addressed at the address for such party as set forth in the Credit Agreement.

     2.2. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LEGAL OR EQUITABLE ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OF THE OTHER OPERATIVE OR ANY TRANSACTION CONTEMPIATED HEREBY OR THEREBY OR THE SUBJECT MATTER OF ANY OF THE FOREGOING.

     2.3. Severability. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. There shall be substituted for any such provision so rendered ineffective a provision which, as far as legally possible, most nearly reflects the intent of the parties hereto.

     2.4. Counterparts. This Security Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument, and all of which are identical.

     2.5. Table of Contents; Headings. The table of contents and the section headings in this Security Agreement are for purposes of reference only and shall not limit or define the meaning hereof.

     2.6. Amendments. Any term of this Security Agreement may be amended, changed, waived, discharged or terminated only by an instrument in writing signed by the Company, and the Security Agreement.

     2.7. Successors and Assigns. This Security Agreement shall be binding upon the Company and its respective successors and assigns and all persons claiming by, through or under the Company or any such successor or assign, and shall inure to the benefit of and be enforceable by the Secured Party.

     2.8. Further Assurances. The Company agrees that at any time and from time to time, at the expense of the Company, the Company will promptly execute, acknowledge, file, deliver, record and publish all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and all such further certificates, instruments and documents, and take all such further action, as may be required by law, or as may be necessary or desirable, or that the Secured Party in order to (a) grant more effectively all or any portion of the Collateral, (b) maintain or preserve the lien of this Security Agreement, (c) preserve and defend title to the Collateral and the rights of the Secured Party against any person, (d) perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder, and (e) carry out more effectively the purposes of this Security Agreement.

     2.9. Governing Law. THIS SECURITY AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL. MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE EXCEPT WITH RESPECT TO MANDATORILY APPLICABLE PROVISIONS OF THE LAWS OF ANY STATE WHERE ANY PORTION OF THE COLLATERAL IS LOCATED, INSOFAR AS THEY RELATE TO THE ENFORCEMENT OF RIGHTS AND REMEDIES IN RESPECT OF SUCH COLLATERAL.

     IN WITNESS WHEREOF, the parties have caused this Security Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

ORBITTRAVEL.COM CORPORATION



By /s/ Joseph Cellura

TEAKWOOD VENTURES, LLC



By /s/  Aditha Reksono

EXHIBIT D

                                Existing Defaults

                                    (omitted)

EXHIBIT E

                           Proposals and Negotiations

                                    (omitted)

             SCHEDULE TO SECTION 3(F)(21)



                               Budget for 355,000

                                    (omitted)

EXHIBIT 6[B]

                                  CAPITALIZATION SCHEDULE


                                         (omitted)

SCHEDULE 6[D]



                            Litigation, Claims, etc.

                                    (omitted)